Schedule of Investments(a)
July 31, 2019
(Unaudited)
Units		Value
Master Limited Partnerships–92.75%
Gathering & Processing MLP–6.97%
DCP Midstream, L.P.	10,418	$307,748
Enable Midstream Partners, L.P.	5,649	78,691
EQM Midstream Partners, L.P.	9,271	357,026
Noble Midstream Partners L.P.	2,562	79,396
		822,861
General Partner (MLP)–17.95%
Energy Transfer L.P.	103,398	1,486,863
Western Midstream Partners, L.P.	23,432	632,664
		2,119,527
Natural Gas Pipelines & Storage–3.41%
Tallgrass Energy, L.P.	20,993	402,436
Natural Gas Pipelines & Storage (MLP)–4.07%
Cheniere Energy Partners, L.P.	6,259	282,343
PBF Logistics L.P.	9,085	198,326
		480,669
Oilfield Services–0.65%
Rattler Midstream L.P.(b)	4,155	77,034
Pipelines & Midstream Diversified–23.43%
Enterprise Products Partners L.P.	50,303	1,514,623
Plains All American Pipeline, L.P.	52,653	1,252,089
		2,766,712
Refined Products & Terminals–1.83%
NGL Energy Partners L.P.	13,967	215,650
Refined Products Pipelines & Terminals–30.90%
Buckeye Partners, L.P.	15,307	638,761
Genesis Energy, L.P.	18,569	424,301
Magellan Midstream Partners, L.P.	14,514	959,956
MPLX L.P.	37,738	1,107,624
NuStar Energy L.P.	5,351	155,179
Phillips 66 Partners L.P.	6,957	363,573
		3,649,394
Units		Value
Refinery Logistics–3.54%
BP Midstream Partners L.P.	13,464	$215,693
Shell Midstream Partners, L.P.	9,372	202,342
		418,035
Total Master Limited Partnerships (Cost $10,493,956)		10,952,318
Shares
Common Stock & Other Equity interests–6.00%
General Partner (C-Corp.)–3.11%
Kinder Morgan, Inc.	2,481	51,158
ONEOK, Inc.	1,498	104,980
Williams Cos., Inc. (The)	8,547	210,598
		366,736
Global Infrastructure–0.88%
Cheniere Energy, Inc.(b)	1,590	103,588
Natural Gas Pipelines & Storage–2.01%
EnLink Midstream LLC(b)	24,763	237,725
Total Common Stock & Other Equity interests (Cost $766,871)		708,049

Money Market Funds–1.55%
Invesco Government & Agency Portfolio,Institutional Class, 2.23%(c)	64,112	64,112
Invesco Liquid Assets Portfolio,Institutional Class, 2.32%(c)	45,783	45,801
Invesco Treasury Portfolio,Institutional Class, 2.15%(c)	73,271	73,271
Total Money Market Funds (Cost $183,184)		183,184
TOTAL INVESTMENTS IN SECURITIES—100.30% (Cost $11,444,011)		11,843,551
OTHER ASSETS LESS LIABILITIES–(0.30)%		(35,144)
NET ASSETS–100.00%		$11,808,407

Notes to Schedule of Investments:
(a)	Sector classifications used in this report are generally accordingly to the Energy MLP Classification Standard, which was developed by and is the exclusive property and service mark of Alerian.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2019.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco MLP Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2019
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of July 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco MLP Fund